SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report: August 19, 2002 (Date of earliest event reported):
                                August 19, 2002

                              VISUAL NETWORKS, INC
             (Exact name of registrant as specified in its charter)

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               Delaware                                000-23699                             52-1837515
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
    (State or other jurisdiction of              (Commission File No.)            (IRS Employer Identification No.)
             incorporation
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

                                2092 Gaither Road
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 296-2300

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a)       Financial Statements of Business Acquired - Not Applicable.

b)       Pro Forma Financial Information - Not Applicable.

c)       Exhibits:

         99.1 Certification of Chief Executive Officer dated August 19, 2002, pursuant to Section 906 of the Sarbane-Oxley Act.

         99.2 Certification of Chief Financial Officer dated August 19, 2002, pursuant to Section 906 of the Sarbane-Oxley Act.

         99.3   Press Release dated August 19, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

      On August 19, 2002, Visual Networks' filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 was accompanied by certification of its Chief Executive Officer and Chief Financial Officer, pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. Copies of these Section 906 certifications are attached hereto as exhibits 99.1 and 99.2.

      In accordance with General Instruction B.2. of Form 8-K, the information contained in such sworn certifications and press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such sworn statements and certifications be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VISUAL NETWORKS, INC.

                                       By: /s/ Elton R. King
                                          -------------------------
                                           Elton R. King
                                           President and Chief Executive Officer

Dated:  August 19, 2002